SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2006
RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5571 (Commission File Number)	75-1047710 (I.R.S. Employer Identification No.)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 415-3011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Letter Agreement
Incentive Stock Plan Non-Qualified Stock Option Agreement - 1997 Inventive Stock Plan
Incentive Stock Plan Non-Qualified Stock Option Agreement - 1999 Inventive Stock Plan
Incentive Stock Plan Non-Qualified Stock Option Agreement - 2001 Inventive Stock Plan
Incentive Stock Plan Non-Qualified Stock Option Agreement dated July 6, 2006
Incentive Stock Plan Non-Qualified Stock Option Agreement dated July 6, 2006
Agreement on Nonsolicitation, confidentiality, Noncompetition and Intellectual Property
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     In connection with Julian C. Day’s appointment as Chief Executive Officer and Chairman of the Board of RadioShack Corporation (“RadioShack”), described in Item 5.02 below and incorporated by reference into this Item 1.01, Mr. Day and RadioShack entered into a letter agreement (the “Agreement”) on July 6, 2006, setting forth the terms of Mr. Day’s employment. A copy of the Agreement is attached as Exhibit 10.1 and is incorporated by reference herein. The following description of the terms of Mr. Day’s employment is not complete and subject to the terms of the Agreement.
     Under the Agreement, Mr. Day will receive a base salary of $1,000,000 per year. Mr. Day was also granted options to purchase 4,000,000 shares of RadioShack common stock on July 6, 2006, the first date of his employment with RadioShack. The exercise price per share is $13.82, the fair market value of RadioShack common stock on that date. The options will vest as follows:
•	2,000,000 will vest and become exercisable in annual increments of one-fourth, beginning on the first anniversary of the date of grant, if Mr. Day is continuously employed by RadioShack on the anniversary date,

•	2,000,000 will vest in annual increments of 600,000, 600,000, 400,000 and 400,000, respectively, beginning on the first anniversary of the date of grant, if Mr. Day is continuously employed by RadioShack on the anniversary date (the vested amount is referred to as the “Time-Vested Amount”), but these options will not be exercisable except as follows:
o	if RadioShack’s common stock closes at $20 or more for 15 consecutive trading days at any time during the option term, then the lesser of (1) the Time-Vested Amount and (2) a total of 666,667 options will be exercisable,

o	if RadioShack’s common stock closes at $25 or more for 15 consecutive trading days at any time during the option term, then the lesser of (1) the Time-Vested Amount and (2) a total of 1,333,333 options will be exercisable, and

o	if RadioShack’s common stock closes at $30 or more for 15 consecutive trading days at any time during the option term, then the lesser of (1) the Time-Vested Amount and (2) a total of 2,000,000 options will be exercisable.
All options have a term of seven years. RadioShack granted 1,500,000 of the options under its 1997 Incentive Stock Plan, 1999 Incentive Stock Plan and 2001 Incentive Stock Plan. RadioShack granted the remaining 2,500,000 options as an inducement grant outside of RadioShack’s stock incentive plans.
     Copies of Mr. Day’s stock option agreements (the “Stock Option Agreements”) are attached as Exhibits 10.2 through 10.6 and are incorporated by reference herein. The description of the terms of Mr. Day’s options is not complete and subject to the terms of the Agreement and the Stock Option Agreements. The Agreement and the Stock Option Agreements describe the vesting and exercisability of the stock options upon the termination of Mr. Day’s employment or upon a change in control of RadioShack.
     In addition, Mr. Day will be eligible in calendar year 2006 to participate in the RadioShack Corporation Bonus Plan for Executive Officers (the “Bonus Plan”), which was established pursuant to the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan, which was approved by stockholders at RadioShack’s 2004 annual meeting (the “2004 Plan”). Mr. Day will also be eligible in calendar year 2006 to participate in the 2006 annual incentive bonus plan (the “Turn-around Bonus Plan”). Mr. Day’s annual incentive bonus measures for the Bonus Plan and the Turn-around Bonus Plan for calendar year 2006 will be the measures for executive officers approved by RadioShack’s Management Development and Compensation Committee of the Board of Directors (the “Compensation Committee”) on March 27, 2006. For 2006, Mr. Day is guaranteed a minimum bonus of not less than 100% of Mr. Day’s base salary, prorated for the period of his employment (to be paid in 2007).
     Mr. Day will be eligible to participate in all benefit plans, and to receive all perquisites, that RadioShack provides to its senior executives, in accordance with their terms, except that Mr. Day will not be eligible to participate in the RadioShack Officers’ Supplemental Executive Retirement Plan. Mr. Day will be entitled to annual paid vacation in accordance with RadioShack’s policy applicable to senior executives, but in not less than 4 weeks per calendar year (as prorated for partial years). Mr. Day will also be entitled to relocation benefits in accordance with RadioShack’s relocation program applicable to senior executives. In addition, RadioShack will pay or reimburse Mr. Day for commuting expenses incurred by him during the 24 month-period following July 6, 2006, for travel between his homes in Massachusetts or Montana on the one hand and RadioShack’s headquarters (or such other places as he is required to travel on RadioShack business) on the other hand. RadioShack also agreed to pay or reimburse Mr. Day for his attorneys’ fees and other costs and expenses incurred in connection with the negotiation of his employment terms.
     Mr. Day also entered into an agreement (the “Confidentiality Agreement”) with RadioShack that provides for confidentiality, nonsolicitation, noncompetition restrictions and agreements governing the development and assignment of intellectual property rights. A copy of the Confidentiality Agreement is attached as Exhibit 10.7 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On July 7, 2006, RadioShack announced the appointment of Julian C. Day as its Chief Executive Officer and Chairman of the Board of RadioShack, effective July 6, 2006. Mr. Day is expected to be named to the Executive Committee of RadioShack’s Board of Directors. A copy of the press release announcing Mr. Day’s appointment is attached as Exhibit 99.1.
     Mr. Day, who is 54, is a private investor. Mr. Day became the President and Chief Operating Officer of Kmart in March 2002 and served as Chief Executive Officer of Kmart from January 2003 to October 2004. Following the merger of Kmart and Sears Roebuck, Mr. Day served as a Director of Sears Holding Corporation until April 2006. Mr. Day joined Sears as Executive Vice President and Chief Financial Officer in 1999, and was promoted to Chief Operating Officer and a member of the Office of the Chief Executive, where he served to 2002. Mr. Day is a director of PETCO Animal Supplies, Inc.

     There is no family relationship between Mr. Day and any other executive officer or director of RadioShack, and there is no arrangement or understanding under which he was appointed. All executive officers of RadioShack are appointed by the Board of Directors to serve until their successors are appointed. There are no transactions to which RadioShack or any of its subsidiaries is a party and in which Mr. Day has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
     Claire H. Babrowski, RadioShack’s President and Chief Operating Officer, is no longer serving as Acting Chief Executive Officer, effective July 6, 2006.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.

10.1	Letter Agreement, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.2	Incentive Stock Plan Non-Qualified Stock Option Agreement under the 1997 Incentive Stock Plan, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.3	Incentive Stock Plan Non-Qualified Stock Option Agreement under the 1999 Incentive Stock Plan, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.4	Incentive Stock Plan Non-Qualified Stock Option Agreement under the 2001 Incentive Stock Plan, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.5	Incentive Stock Plan Non-Qualified Stock Option Agreement, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.6	Incentive Stock Plan Non-Qualified Stock Option Agreement, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.7	Agreement on Nonsolicitation, Confidentiality, Noncompetition and Intellectual Property, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

99.1	Press Release, dated July 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 7th day of July, 2006.

RADIOSHACK CORPORATION
/s/ David S. Goldberg
David S. Goldberg
Senior Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

10.1	Letter Agreement, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.2	Incentive Stock Plan Non-Qualified Stock Option Agreement under the 1997 Incentive Stock Plan, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.3	Incentive Stock Plan Non-Qualified Stock Option Agreement under the 1999 Incentive Stock Plan, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.4	Incentive Stock Plan Non-Qualified Stock Option Agreement under the 2001 Incentive Stock Plan, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.5	Incentive Stock Plan Non-Qualified Stock Option Agreement, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.6	Incentive Stock Plan Non-Qualified Stock Option Agreement, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

10.7	Agreement on Nonsolicitation, Confidentiality, Noncompetition and Intellectual Property, dated July 6, 2006, between RadioShack Corporation and Julian C. Day.

99.1	Press Release, dated July 7, 2006.